1099 1099
18th
18th
th Street, Street, Suite Suite 2300 2300 Denver, Denver, Colorado Colorado 80202 80202 303.293.9100, 303.293.9100, fax fax 303.291.0420 303.291.0420 www.billbarrettcorp.com www.billbarrettcorp.com NYSE: NYSE: BBG BBG
Operational Update
Operational Update
Fred Barrett, Chairman and Chief Executive Officer Fred Barrett, Chairman and Chief Executive Officer
August 2006 August 2006
EXHIBIT 99.2

Except for the historical information contained herein, the matters discussed in this presentation are forward-
looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation, processing, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our Form 10-K for the year ended December 31, 2005 filed with the Securities and
Exchange Commission (SEC). We refer you to the “Cautionary Note Regarding Forward-Looking Statements”
and “Risk Factors” sections of that filing.
The United States Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the Company’s disclosures in Bill
Barrett Corporation’s Form 10-K for the year ended December 31, 2005 filed with the SEC. This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC website at www.sec.gov.
Forward-Looking Statements
Forward-Looking Statements

Rockies focused exploration and production company
Growth via the drill bit
Corporate Strategic Profile
Corporate Strategic Profile
Over 400 years combined management staff experience
Extensive lower risk development inventory
Track record of solid production and reserve growth
Visibility
Focus on high-impact, high-return exploration plays
Track record of exploration discoveries
Exposure to a large number of quality plays
Heavily weighted towards unconventional plays
First movers and leaders in new creative ideas
Apply leading-edge technology
Operational efficiencies in drilling and completion
Leader in 3-D seismic application and technology
Strong balance sheet poised for growth

Extensive Development Inventory
Extensive Development Inventory
Denver, CO
Powder River
Basin
Piceance
Basin
Williston Basin
Wind River
Basin
CBM
Gibson Gulch
Nameless/
Indian Hills/
Harding
Uinta Basin
Hill
Creek
Waltman Arch
W. Tavaputs
Target/Red Bank
Gas Prone Area
Oil Prone Area
Development Project
•
341 Bcfe proved reserves
(YE ’05)
•
1.1 Tcfe 3P reserves
•
Approximately 2,700 unrisked
locations
(YE ’05)
•
Eight year drilling inventory
•
Potential infill and future
development upside:
600-800 Bcfe

Substantial Exploration Upside
Substantial Exploration Upside
Lake
Canyon
Talon
Tri-State
Red Bank Extension
Mondak
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
Target/Red Bank
Tumbleweed
Yellowjacket
Hook/
Woodside
W. Tavaputs
Hebron
Indian Hills West
Grand River
Big Horn
Circus
Waltman Arch
Cave Gulch-Bullfrog
Cooper
Wallace Creek
Pine Ridge
2005 Discovery and/or
Established Production
Planned Exploration Drilling
•
26 exploration projects
•
Over 8 Tcf of unrisked
exploration upside
•
Nearly 1.5 million net
undeveloped acres
(June 2006)
Hingeline

Track Record of Exploration Discoveries
Track Record of Exploration Discoveries
Uinta
W. Tavaputs shallow (2002-2005)
W. Tavaputs deep (2005)
Lake Canyon shallow (2005)
Lake Canyon deep (2006)
Wind River
Bullfrog deep Muddy (2005)
Bullfrog deep Lakota (2006)
Stone Cabin (2003)
Williston
Ratcliffe horizontal (2003-2006)
Bakken horizontal (2005)
Denver-Julesburg
Tri-State Prairie Star (2005)
Wells Wells
88% 88%
100% 100%
100% 100%
100% 100%
100% 100%
100% 100%
25% 25%
60% 60%
100% 100%
100% 100%
Success Rate* Success Rate*
32 32
1 1
2 2
1 1
1 1
1 1
4 4
5 5
2 2
7 7
* Established production * Established production

Converting Geologic Concept to Value
Converting Geologic Concept to Value
In the Rocky Mountain Region
In the Rocky Mountain Region
Discovery Delineate Optimize
DEVELOPMENT
(Multi-year)
Harvest
Mode
Concept Acreage Seismic Drill
Powder River Basin
Piceance
Wind River
W. Tavaputs Shallow
Williston Target
EXPLORATION PHASE
(2-3+ YEARS)
Joint
Exploration
W. Tavaputs Deep
Lake Canyon Program
Tri-State X
X
3Q
3Q - 4Q
3Q
Williston Red Bank Ext
Wind River Cooper Deep
Circus 1Q ‘07
Yellow Jacket 4Q
Big Horn 1Q '07
Hook/Woodside
Three Projects*
Multiple Projects*
X
X
X
X
*Areas not named for competitive reasons

8 Southern Exploration District Southern Exploration District

San Arroyo
381 Bcfe
Monument Butte
289 Bcfe
Natural Butte
2 Tcfe
Altamont/Bluebell
3.1 Tcfe
Drunkards
Wash
278 Bcfe
West Tavaputs
Lake Canyon
Price, UT
Hill Creek
Tumbleweed
Cedar Camp
Roosevelt, UT
SCALE
1 Township
= 36 sq mi
3C, 3-D Seismic Survey
Hook/Woodside
Uinta Basin
Uinta Basin
•
$105 million 2006 capex (47+ wells, 1 recompletion)
•
39 MMcfe/d net production, Q2 2006
•
299,507 net undeveloped acres (June 2006)
•
83 Bcfe YE ’05 proved reserves
BBC Acreage
Oil Field
Gas Field
UTAH
Uinta
Basin

Scale: 640 ac = 1 Mile
(with 40 ac grid)
Questar interconnect
Compressor site
Eight winter drilling
locations
Prickly
Pear
Area
Shallow
3-D
Four-way
Closure
West Tavaputs
West Tavaputs
Company Maker: From Exploration Success to Full Field Development
0
10
20
30
40
Jun-
02
Dec-
02
Jun-
03
Dec-
03
Jun-
04
Dec-
04
Jun-
05
Dec-
05
Jun-
06*
W. Tavaputs Net Production
(All Depths)
•
$90 million 2006 capex (24 wells)
•
Conventional structural type trap
•
52 mi. 2-D, 83 sq. mi. 3-D seismic
•
32,626 net undeveloped acres (June 2006)
•
100% working interest
•
74.5 Bcfe YE ’05 proved reserves
BBC Acreage
Seismic Option Acreage
Gas Well (Wasatch, North
Horn, Price River)
2006 Shallow Location
Potential 160-acre Location
Existing Pipeline
Proposed Pipeline
Peter’s
Point
Area
Shallow - Wasatch/North Horn/Price River
* curtailed production

Deep West Tavaputs
Deep West Tavaputs
Deep - Upper Cretaceous Dakota/Jurassic Entrada, Triassic Navajo
Ultra-Deep – Weber/Mississippian (Test in 2007)
Questar interconnect
Compressor
site
Deep show well
(1967)
Peters Point 6-7 Deep Discovery
IP 11.4 MMcfe/d (gross) (10/05)
100% WI, TD 15,349’-directional
Dakota, Entrada and Navajo
Area of
Jurassic 3-D
Four-way
Closure
Getty deep show well (1980)
Tested: Dakota 315 Mcf
Entrada 1,800 Mcf
Area
of Dakota
Potential
Prickly
Pear
Area
Peter’s
Point
Area
4-12
Drilling
7-12
location Scale: 640 ac = 1 Mile
(with 40 ac grid)
BBC acreage
Seismic option acreage
Gas well (Wasatch, North
Horn, Price River)
2006 deep location
2007 deep location
Potential 160-acre location
Existing pipeline
Proposed pipeline
•
$20 million 2006 capex
•
Conventional structural type trap
•
52 mi. 2-D, 83 sq. mi. 3-D seismic
•
32,626 net undeveloped acres (June 2006)
•
100% working interest

Lake Canyon / Brundage Canyon Exploration Project
Lake Canyon / Brundage Canyon Exploration Project
Green River and Wasatch Discoveries Green River and Wasatch Discoveries
•
Operate all wells below Green River formation
•
229,581 gross, 158,659 net acres (June 2006)
•
56.25- 75% working interest (deep),
18.75- 25% working interest (Green River, shallow)
•
$15 million 2006 capex (4 deep wells, 6+ shallow wells)
•
Potential pay zones:  Green River 4,000’-6,000’,
Wasatch, Price River, Lower Mesaverde and
Emery 8,000 – 13,000’
Altamont/Bluebell
Duchesne
50 sq mi
3C, 3-D seismic
survey
in processing
2 Green River formation
(shallow) discoveries
IPs: 98 to 163 Boe/d
18.75% WI
SCALE
1
Township
= 36 sq mi
#1 DLB
Wasatch discovery
TD 14,325’, 75% WI
315 Bopd test rate
(5/06)
BBC Acreage
BBC Acreage
Earned deep rights
75% WI
Mesaverde penetration
Oil producer
2006 deep location
2006 shallow location
Pipeline
Fault

Scale:
640 ac
= 1 Mile
(with 10 ac
grid)
Silt Processing
3-Component 3-D Seismic
Piceance Basin -
Piceance Basin -
Gibson Gulch
Gibson Gulch
Mesaverde Formation
Mesaverde Formation
•
25-100% working interest, 80% avg.
•
14,377 net undeveloped acres (June 2006)
•
115 Bcfe YE ‘05 proved reserves
•
2 active rigs
•
$130 million 2006 capex (61 wells)
•
735 locations on 20-acre well density,
10-acre spacing approved and will be evaluated
•
Unconventional basin-centered tight gas sand
Non-BBC Gas Well
BBC Acreage
BBC Gas Well
2006 Location -5
5
15
25
35
45
Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Jun-06
Net Production
COLORADO
Piceance
Basin

Tri-State –
Tri-State –
Niobrara Discovery
Niobrara Discovery
Denver-Julesburg Basin
Denver-Julesburg Basin
-Julesburg Basin
Julesburg Basin
Goodland
Burlington
K S
C O
SCALE
1 Township
= 36 sq mi
St. Francis
Prairie Star field
WY
CO
KS
NE
DJ
Basin
Tri-State
Project
•
430,143 gross, 204,129 net undeveloped acres (June 2006)
•
50% working interest
•
$7 million 2006 capex (26 wells, vertical & horizontal)
•
Potential pay zones: Niobrara ± 2,500’ gas
Permian/Pennsylvanian  ± 5,500’ oil
•
1,502 miles 2-D seismic; 24 sq. miles Prairie Star 3-D
•
62 sq. miles 3-D seismic completed in 2006,
currently in processing
Celia
2,613 MBbls
Pennsylvanian
Goodland
EUR: 13 Bcfe
Niobrara
Cahoj
8,878 MBbls
Pennsylvanian
Beecher Island
EUR: 130 Bcfe
Niobrara
Bonny
EUR: 79 Bcfe
Niobrara
Republican
EUR: 87 Bcfe
Niobrara
Cherry
Creek EUR:
15 Bcfe
Niobrara
Bird City 3-D
3-D
surveys
Big Timber 3-D
Orlando 3-D
Prairie Star Niobrara
discovery
7 wells
IP 450 Mcfe/d (gross)
(Feb 2006)

Potential
High Graded
Shale Gas Area
SCALE
1 Township
= 36 sq mi
Yellow Jacket Shale Gas Prospect
Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado Paradox Basin, Colorado
UT
CO
Paradox
Basin
•
105,175 net undeveloped acres (June 2006)
•
100% working interest, subject to joint exploration
•
2 exploratory wells Q4 2006 to Q1 2007
•
Potential pay zone: Gothic Shale, 5,500’-7,500’;
- Estimated shale thickness: 100-150’

16 Northern Exploration District Northern Exploration District

SCALE
640 ac =
1 Sq Mile
Cave Gulch 1-29
Recompletion
Muddy IP (6/05):
19 MMcfe/d (gross)
70% WI
EUR:  28 Bcfe
Frontier pay behind pipe
Cave Gulch
Field
Waltman
Field
Cooper
Reservoir
Field
Cave Gulch – Bullfrog – Cooper Reservoir Fields
Waltman Arch, Wind River Basin, Wyoming
•
28,246 gross, 23,245 net
undeveloped acres (June 2006)
•
50-100% working interest
•
$13 million 2006 capex
(2 wells, 2 recompletions)
•
71 Bcfe YE ’05 proved reserves
•
Potential pay zones:
Shallow: Lance, Ft. Union
Deep: Frontier, Muddy, Lakota
WYOMING
Wind River Basin
BBC Acreage
2006 Location
Potential Future Deep Location
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
Gas Productive Area
0
5
10
15
20
25
30
35
40
Jun-02 Dec-02 Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Jun-06
Cooper and Cave Gulch Net Production
Multi-pay “Deep”
Multi-pay “Deep”
Program
Program
2005 Muddy
Discovery
Bullfrog 33-19
TD ~19,450’,
Lakota IP 4 MMcfe/d
93% WI
Muddy/Frontier
pay behind pipe
2006 Lakota
Discovery
Drilling
Cooper Deep 1
Frontier/Muddy/
Lakota test
50% WI
Bullfrog 14-18
19,400’ Test
Muddy IP (7/05):
20 MMcfe/d (gross)
94% WI
Lakota/Frontier
pay behind pipe

•
Acquired CH4 Energy (May 2006)
•
Agreement to divest northern
properties in Q3‘06
•
129,372 total net acres (June 2006)
agreed to divest 17,000 net acres
•
$30 MM 2006 capex
(269 primarily Big George wells)
•
25 Bcfe YE ‘05 proved reserves
11 Bcfe added with CH4 acquisition,
7 Bcfe agreed to be divested
•
5 active rigs
Powder River Basin -
Powder River Basin -
Coal Bed Methane
Coal Bed Methane
Wyoming Wyoming
Cat
Creek
Cat
Creek
Amos
Draw
Amos
Draw
Deadhorse
Deadhorse
Willow
Creek
Willow
Creek
Porcupine
Porcupine
Palmtree
Palmtree
BIG BIG
GEORGE GEORGE
PLAY PLAY
Gillette, WY
SCALE
1 Township
= 36 sq mi
Tuit
Tuit
BBC Acreage
CH4 Acreage Acquisition
Gas Producing Area
Dewatering
Pumpkin
Creek
Pumpkin
Creek
Hartzog
Draw
Hartzog
Draw
0
5
10
15
20
25
Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Jun-06
NET PRODUCTION
Pine Tree
Pine Tree
Acreage to be divested

Denver, CO
Powder River
Basin
Green
River
Basin
Uinta Basin
Piceance
Basin
Paradox Basin
Williston Basin
DJ Basin
Wind River Basin
San Juan
Basin
Rocky Mountain Basin-Centered Gas
Rocky Mountain Basin-Centered Gas
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin

Big Horn Basin –
Big Horn Basin –
Basin-Centered Gas Project
Basin-Centered Gas Project
WYOMING
Big Horn
Basin
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
Planned
3-D seismic
2006
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
2006 Mesaverde recompletion
•
Large undrilled region
•
Unconventional basin-centered tight
gas sandstone and conventional
structural type traps
•
123,007 net undeveloped acres
(August 2006)
•
50-100% working interest,
subject to joint exploration
•
Potential pay zones:  Lance 8,000’-
14,500’, Meeteetse 9,500’-16,000’,
Mesaverde 10,000’-17,500’
•
Muddy 18,000’ – 19,000’
Red
Point

Rocky Mountain Overthrust Projects
Rocky Mountain Overthrust Projects
Gas Prone Area
Oil Prone Area
Wolverine Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Hingeline
17,346 Net
Undeveloped Acres
Circus
108,090 Net
Undeveloped Acres
Canadian Overthrust
EUR: 20+ Tcfe
Wyoming
Overthrust
EUR: 10+ Tcfe

Montana Overthrust -
Montana Overthrust -
Circus Project
Circus Project
MONATANA
Mapped Area
Scale in Miles
0 6
BBC Acreage
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
•
108,090 net undeveloped acres
(August 2006)
•
50% working interest
•
Two exploratory tests in late 2006
or early 2007
•
Numerous large anticlinal
features and faults
•
64 sq. mi. 3-D seismic in processing;
currently acquiring additional
115 sq. mi.
•
Potential pay zones:
Cretaceous 2,200’-7,000’,
Mississippian 8,000’-11,000’
Devonian 9,000’-11,500’
115 sq. mi. 3-D
(currently acquiring)
64 sq. mi. 3-D
(in processing)

Williston Basin
Williston Basin
Horizontal Technology Play
Horizontal Technology Play
•
Predominantly Fee Lands
•
Oil Component
•
$30 MM 2006 Capex
(14+ wells)
•
1200 Boe/d Net Production
(June 2006)
•
150,558 Net Undeveloped Acres
(June 2006)
•
32 Bcfe YE ’05 Proved Reserves
BBC Acreage
Oil Field
Gas Field
SD
MT
Williston
Basin
Mapped
Area
ND
Grand River
Red River “B” Play
Exploratory
Grand River
Red River “B” Play
Exploratory
Scale in Miles
0 30
Indian Hills
Madison Play
Exploratory
Target-Red Bank
Madison Play
Development
Red Bank Extension
Madison Play
Exploratory
Lyco Sale
$421 MM
Lyco Sale
$421 MM
Redwater
Bakken Play
Exploratory
Mondak
Bakken Play
Development
Hebron
Bakken
Play
Exploratory

Production
Production
Q2 2006 Production by Basin
Q2 2006 Production by Basin
(MMcfe/d) (MMcfe/d)
Williston Williston
7 7
Piceance Piceance
38 38
Powder Powder
River River
21 21
Uinta Uinta
39 39
Wind River Wind River
29 29
Production
Production
(MMcfe/d) (MMcfe/d)
Q4 Q4
2005 2005
24 24
69 69
134 134
Q4 Q4
2004 2004
Q4 Q4
2002 2002
Q4 Q4
2003 2003
Q1 Q1
2002 2002
24 24
89 89
Record of Growth
Record of Growth
Q2 Q2
2006 2006
134 134

Increased Net Income and Cash Flow Increased Net Income and Cash Flow
Record of Growth
Record of Growth
Cash Flow from Operations
Cash Flow from Operations
(millions) (millions)
Q4 Q4
2002 2002
Q4 Q4
2004 2004
Q4 Q4
2005 2005
$2 $2
$21 $21
$74 $74
Q4 Q4
2003 2003
$12 $12
$64 $64
Q2 Q2
2006 2006
2002 2002 2003 2003 2004 2004 2005 2005
$24 $24
- - $5 $5 - - $4 $4 - - $5 $5
Net Income
Net Income
(millions) (millions)
$30 $30
H1 2006 H1 2006

Investment In Our Asset Base Investment In Our Asset Base
2002 2003 2004 2005 2006E
Capital Expenditures
Capital Expenditures
(millions) (millions)
$135 $135
$31 $31
$45 $45
$152 $152
$138 $138
$209 $209
$334 $334
Acquisitions Acquisitions
Base Capex Base Capex
2006 Net Capex
2006 Net Capex
$350 million*
$350 million*
Piceance Piceance
37% 37%
Uinta Uinta
31% 31%
Wind Wind
River River
10% 10%
Other Other
22% 22%
Record of Growth
Record of Growth
Exploration Exploration
9% 9%
Development Development
71% 71%
Other 1% Other 1%
Facilities Facilities
7% 7%
Acreage 9% Acreage 9%
G&G 3% G&G 3%
<$350 <$350
$50* $50*
* excludes $80 million acquisition price for CH4, and estimated * excludes $80 million acquisition price for CH4, and estimated proceeds of $60 million from joint exploration programs proceeds of $60 million from joint exploration programs
*net of planned divestiture *net of planned divestiture

Mar Mar
2002 2002
Dec Dec
2002 2002
Dec Dec
2003 2003
Dec Dec
2004 2004
Dec Dec
2005 2005
1,210 1,210
959 959
667 667
160 160
46 46
Net Undeveloped Acres
Net Undeveloped Acres
(thousands) (thousands)
Record Of Growth
Record Of Growth
Investment In Our Asset Base Investment In Our Asset Base
Mar Mar
2002 2002
Dec Dec
2002 2002
Dec Dec
2003 2003
Dec Dec
2004 2004
292 292
130 130
58 58
204 204
Net Proved Reserves
Net Proved Reserves
(Bcfe) (Bcfe)
341 341
Dec Dec
2005 2005
1.475 million net undeveloped acres, June 2006
1.475 million net undeveloped acres, June 2006 1.475 million net undeveloped acres, June 2006

Summary
Summary
Positioned for long-term Rockies reserve and production growth
Positioned for long-term Rockies reserve and production growth
26 exploration plays
26 exploration plays
1.475 million net undeveloped acres (June 2006)
1.475 million net undeveloped acres (June 2006)
8 year development drilling inventory (2,700+ locations)
8 year development drilling inventory (2,700+ locations)
Experienced management team
Experienced management team
50%
50%
compounded
compounded
annual
annual
growth
growth
in
in
production
production
(2002
(2002
–
–
Q2
Q2
2006)
2006)
60%
60%
compounded
compounded
annual
annual
growth
growth
in
in
reserves
reserves
(2002
(2002
-
-
2005)
2005)
Proven track record in exploration discoveries
Proven track record in exploration discoveries
81% exploration success in 2005 (17 out of 21 wells)
81% exploration success in 2005 (17 out of 21 wells)
Two new exploration discoveries in 2006
Two new exploration discoveries in 2006
Lake Canyon, Bullfrog deep, W. Tavaputs, Tri-State
Lake Canyon, Bullfrog deep, W. Tavaputs, Tri-State